                                                                   Exhibit 10.2

                        SUBSIDIARY ASSUMPTION AGREEMENT

      SUBSIDIARY ASSUMPTION AGREEMENT (this "Agreement") dated as of March 31, 2000, made by Franklin Plastics Holdings LLC, a Delaware limited liability company (the "New Guarantor"). Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement referred to below are used herein as so defined.

                              W I T N E S S E T H:

      WHEREAS, Consolidated Container Holdings LLC ("Holdings"), Consolidated Container Company LLC (the "Borrower"), the Banks party thereto from time to time, Bankers Trust Company, as Administrative Agent, Morgan Guaranty Trust Company of New York, as Documentation Agent and Donaldson, Lufkin & Jenrette Securities Corporation, as Syndication Agent are parties to a Credit Agreement dated as of July 1, 1999 (as amended, modified or supplemented to the date hereof, the "Credit Agreement");

      WHEREAS, in connection with the Credit Agreement, each Subsidiary of the Borrower has entered into a Subsidiaries Guaranty dated as of July 1, 1999 (as in effect on the date hereof, the "Subsidiaries Guaranty");

       WHEREAS, in connection with the Credit Agreement, Holdings, the Borrower and each Subsidiary of the Borrower have entered into a Pledge Agreement dated as of July 1, 1999 (as in effect on the date hereof, the "Pledge Agreement");

        WHEREAS, in connection with the Credit Agreement, Holdings, the Borrower and each Subsidiary of the Borrower have entered into a Security Agreement dated as of July 1, 1999 (as in effect on the date hereof, the "Security Agreement" and, together with the Subsidiaries Guaranty and Pledge Agreement, the "Documents");

        WHEREAS, the New Guarantor is a Wholly-Owned Domestic Subsidiary of the Borrower; and

       WHEREAS, the new Guarantor desires to execute and deliver this Agreement in order to become party to each of the Documents;

       NOW, THEREFORE, IT IS AGREED;

      1. Subsidiaries Guaranty. By executing and delivering this Agreement, the New Guarantor hereby becomes a party to the Subsidiaries Guaranty as a "Guarantor" thereunder, and hereby expressly and jointly and severally assumes all obligations and liabilities of a "Guarantor" thereunder, subject to the limitations set forth therein. The New Guarantor hereby makes each of the representations and warranties contained in the Subsidiaries Guaranty on the date hereof, after giving effect to this Agreement, provided that references to "the Initial Borrowing Date" in Section 11(iv) of the Subsidiaries Guaranty shall be to "the date hereof".

      2. Pledge Agreement. By executing and delivering this Agreement, the New Guarantor hereby becomes a party to the Pledge Agreement as a "Pledgor" thereunder, and hereby expressly assumes all obligations and liabilities of a "Pledgor" thereunder. Annexes A, B, C, D, E, and F of the Pledge Agreement are each hereby amended with the information contained in Annexes A, B, C, D, E, and F attached to Annex 1 of this Agreement. The New Guarantor hereby makes each of the representations and warranties contained in the Pledge Agreement on the date hereof, after giving effect to this Agreement, provided that references to "the Initial Borrowing Date" in Section 15(a)(iv) of the Pledge Agreement shall be to "the Date hereof".

      3. Security Agreement. By executing and delivering this Agreement, the New Guarantor hereby becomes a party to the Security Agreement as an "Assignor" thereunder, and hereby assumes all obligations and liability of an "Assignor" thereunder. Annexes A, B, C, D, E, and F of the Security Agreement are each hereby amended by replacing such Annexes with the information contained in Annexes A, B, C, D, E, and F attached to Annex II of this Agreement. The New Guarantor hereby makes each of the representations and warranties contained in the Security Agreement on the date hereof, after giving effect to this Agreement.

      4. Pledged Securities; Financing Statements. By executing and delivering this Agreement, the New Guarantor hereby agrees to:

      (i) execute and deliver to the Collateral Agent an agreement, substantially in the form of Annex G to the Pledge Agreement; and

      (ii) execute and deliver to the Collateral Agent such financing statements, in form acceptable to the Collateral Agent, as the Collateral Agent may request or as are necessary or desirable in the opinion of the Collateral Agent to establish and maintain a valid, enforceable first priority perfected security interest in the Collateral (as defined in the Security Agreement) owned by the New Guarantor.

      5. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      6. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                  *   *   *

      IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered as of the date first above written.

                                        FRANKLIN PLASTICS HOLDINGS, LLC

                                        By: /s/ Timothy W. Brasher
                                            ------------------------------------
                                             Title: Chief Financial Officer

ACKNOWLEDGED AND ACCEPTED

BANKERS TRUST COMPANY
and as Collateral Agent

By: /s/ Susan L. LeFevre
    ---------------------------------
Title: Director

                                    ANNEX I

                                    ANNEX A

                              LIST OF SUBSIDIARIES

                                                        Jurisdiction of
   Company            Owned By       Percentage Owned    Incorporation
   -------            --------       ----------------    -------------

Franklin Plastics    Consolidated           100%            Delaware
  Holdings LLC     Container Company
                         LLC

                             ANNEX B

                          LIST OF STOCK

         None.

                             ANNEX C

                          LIST OF NOTES

         None.

                             ANNEX D

             LIST OF LIMITED LIABILITY COMPANY INTERESTS

         Name of Issuing Corporation      Percentage Owned

         Franklin Plastics Holdings LLC    100%

                                     ANNEX E

                      LIST OF PARTNERSHIP INTERESTS

        None.

                                     ANNEX F

                         LIST OF CHIEF EXECUTIVE OFFICES

Franklin Plastics Holdings LLC
5606 N. MacArthur Blvd.
Suite 360
Irving, Texas 75038

                                    ANNEX II

                                    ANNEX A
                        LIST OF CHIEF EXECUTIVE OFFICES

Franklin Plastics Holdings LLC

5605 N. MacArthur Blvd.
Suite 360
Irving, Texas 75038

                                    ANNEX B

                 SCHEDULE OF EQUIPMENT AND INVENTORY LOCATIONS

None.

                                    ANNEX C

                     SCHEDULE OF TRADE AND FICTITIOUS NAMES

None.

                                    ANNEX D

                               SCHEDULE OF MARKS

None.

                                    ANNEX E

                  SCHEDULE OF PATENTS AND PATENT APPLICATIONS

None.

                                    ANNEX F

               SCHEDULE OF COPYRIGHTS AND COPYRIGHT APPLICATIONS

None.